UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


       Date of Report (Date of earliest event reported): October 16, 2007
                                                         ----------------


                       CABELTEL INTERNATIONAL CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                      000-08187                   75-2399477
          ------                      ---------                   ----------
      (State or other                (Commission              (I.R.S. Employer
jurisdiction of incorporation)        File No.)              Identification No.)


           1755 Wittington Place, Suite 300
                      Dallas, Texas                               75234
     -----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code     972-407-8400



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23 0.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

     (a) By letter dated October 16, 2007, received by facsimile transmission, CabelTel International Corporation (the "Registrant" or the "Issuer" or the "Company") the staff of the American Stock Exchange LLC (the "AMEX") gave the Registrant notice of intent of the AMEX to strike the common stock of the Registrant from the AMEX by filing a delisting application with the Securities and Exchange Commission ("SEC") pursuant to Section 1009(d) of the AMEX Company Guide. The notice advised that in the opinion of the staff of the AMEX Registrant failed to deliver on a number of milestones that were in the Registrant's Plan of Compliance previously submitted to and accepted by the AMEX which granted the Registrant an extension until December 31, 2007 to regain compliance with the continued listing standards. The notice also indicates that the Registrant had been advised that the staff of the AMEX would initiate delisting proceedings if the Registrant failed to make progress consistent with the Plan or was not in compliance by the end of the Plan Period which was to be December 31, 2007. The notice advised that "after careful review of the Company's Form 10-Q for the period ended June 30, 2007" the staff "determined that the Company has not made progress consistent with the Plan and has not demonstrated an ability to regain compliance with the continued listing standards of the Exchange by December 31, 2007 . . ." The AMEX staff determination contained in the notice letter constitutes notice of a failure to satisfy one or more continued listing standards.


     The Company has appealed this determination and requested a hearing before a Listing Qualifications Panel of the AMEX. There can be no assurance that the Company's request for continued listing will be granted.

     Contemporaneously with the filing of this Current Report on Form 8-K, the Company has issued a press release pursuant to Section 402 of the AMEX Company Guide disclosing the receipt of the AMEX letter and the specific continued listing deficiencies upon which it is based. Those deficiencies, as alleged in the AMEX staff notice letter are:

     o The Company failed to deliver on a number of milestones that were in the Company's Plan of Compliance including:

               (i) The Company failed to regain compliance through an increase in its shareholders equity of an aggregate of $2.1 million by the end of the Plan Period on December 31, 2006 part of which involved increasing its equity through the completion of an equity raise of $900,000 by December 31, 2006 and failed to increase its equity to the required amount of $2,000,000 during the Plan Period.

               (ii) The Company has not completed an acquisition of certain mineral rights in the Fayetteville, Arkansas area from a related party through the issuance of the Company's common stock nor has it provided assurances that it will be able to do so by the end of the Plan Period at December 31, 2007.

               (iii) The Company has not yet complete an equity raise concurrent with the acquisition of the mineral rights through a private placement arrangement and has provided no assurances that it will be able to secure the necessary investments to complete the acquisition of the mineral rights by the end of the Plan Period at December 31, 2007.

               (iv) The Company failed to provide financial projections for the duration of the Plan Period to the AMEX and has made no representations that it expects to regain compliance by reporting net income for the fiscal year 2007 and/or shareholders equity of $4,000,000 at December 31, 2007.

     o The Company is unlikely to regain compliance with Section 1003(a)(i) of the Company Guide by December 31, 2007 and be in compliance with
          Section 1003 (a)(ii) of the Company Guide at December 31, 2007 based upon the Company's reported net loss of $433,000 for the six months ended at June 30, 2007 or a reasonable demonstration that it will be able to improve operations that would result in reporting net income for the fiscal year ending December 31, 2007. The Company reported shareholders equity at $1.6 million at June 30, 2007; has failed to reasonably demonstrate that it will be able to increase its equity by the necessary amount by December 31, 2007 and it is more likely than not that the Company will be out of compliance with Sections 1003(a)(i) and 1003 (a)(ii) of the AMEX Company Guide at December 31, 2007.


     Contrary to the staff determination, the Company is continuing to attempt to achieve the various portions of its Plan of Compliance by the end of the Plan Period at December 31, 2007.

     The information furnished pursuant to this Item 3.01 of this Form 8-K, including exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. The Company undertakes no duty or obligation to publicly update or revise the information pursuant to Item 3.01 of this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibit is furnished with this Report:

       Exhibit
    Designation                      Description of Exhibit
        99.1*                    Press Release dated October 22, 2007

 -------------------
 *Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

        Dated: October 22, 2007               CABELTEL INTERNATIONAL CORPORATION


                                              By: /s/ Gene S. Bertcher
                                                  --------------------
                                                  Gene S. Bertcher, President